EXHIBIT 10.28

ATX TECHNOLOGIES, INC.

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CONVERTIBLE NOTE

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CONVERTIBLE NOTE (the “Amendment”), is made and entered into as of June 15, 2004, and amends that certain Second Amended and Restated Convertible Note, dated as of April 24, 2004, (the “Leininger Note”) by and among ATX Group, Inc., a Delaware corporation (“ATX Group”), ATX Technologies, Inc., a Texas corporation (“ATX”), and James R. Leininger M.D. (“Leininger”).

RECITALS:

WHEREAS, the Leininger Note contemplates that “Exchange Ratio” as defined in the Leininger Note shall be a number at least 0.3 shares, but no more than 0.5 shares;

WHEREAS, ATX, ATX Group and the Leininger Shareholders desire to amend the definition of the Exchange Ratio to mean 0.278710150002407 shares of ATX Group Common Stock for each share of ATX Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and in further consideration of the mutual covenants and agreements contained in the Leininger Restructuring Agreement, and intending to be legally bound, the parties hereto do hereby agree as follows:

1. The definition of the Exchange Ratio set forth in the Section 1 of the Leininger Note is hereby amended by deleting “such number to be at least 0.3 shares, but no more than 0.5 shares” and replacing that phrase with “such number to be 0.278710150002407 shares.”

2. Except to the extent expressly provided herein, the terms of the Leininger Note remain in full force and effect.

3. This Amendment may be executed by facsimile signature and in any number of counterparts, each of which when so executed shall constitute an original hereof, but all of which together shall constitute one amendment.

[signature page follows]

AMENDMENT TO RESTRUCTURING AGREEMENT - Page 1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

ATX GROUP: ATX GROUP, INC.

By:	/s/ Steven A, Millstein
Name:	Steven A. Millstein
Title:	President & CEO

ATX: ATX TECHNOLOGIES, INC.

By:	/s/ Steven A, Millstein
Name:	Steven A. Millstein
Title:	President & CEO

LEININGER:

/s/ James R. Leininger, M.D.
James R. Leininger, M.D.

Address:	c/o Mission City Management 8122 Datapoint Dr., No. 900 San Antonio, TX 78229 Attn: Thomas W. Lyles
Facsimile:	(210) 614-5841

AMENDMENT TO SECOND AMENDED AND RESTATED CONVERTIBLE NOTE